GRYPHON GOLD
CORPORATION
GGN:TSX | GYPH:OTC.BB

May 26, 2011

Gryphon Gold Corporation

Cautionary Note

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any of the securities of Gryphon Gold Corporation. Any future offer and sale will be subject to the registration requirements of the United States Securities Act of 1933, as amended, and any applicable state securities laws unless otherwise exempt from such registration requirements. All amounts in US$ unless otherwise stated.

This presentation contains "forward-looking statements" and 'forward-looking information' within the meaning of Canadian and United States securities laws, which may include, but is not limited to: 1) resource estimates on the Borealis Project, exploration plans and other plans, projections, estimates and expectations; 2) statements regarding the Freedom Flats Heap program and confirmation of the grade of the 1.8 million tons of the stockpiles; 3) statements with respect to the expected timeline and capital requirements; 4) statements related to permitting status and approval requirements; 5) projected cash flow from production, if any; 6) ability to obtain financing on acceptable terms, and; 7) other statements related to plans, estimates, timing and objectives. Such forward-looking statements and forward-looking information reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risk that reserves and resource estimates may not result in commercially viable gold production, the risk that further exploration, and if warranted, development will not be completed as currently anticipated or at all, that financing for the development of the Borealis Project may not be available on terms satisfactory to Gryphon and the risks and uncertainties outlined under the section headings "Forward-Looking Statements" and "Risks Factors" in Gryphon's annual report on Form 10-K, as filed with the SEC on June 28, 2010, under the section heading "Risk Factors" and in Gryphon's most recent financial statements, reports and registration statements filed with the SEC (available at www.SEC.gov) and with Canadian securities administrators (available at www.sedar.com). Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, believed, estimated or expected. We do not undertake to update forward-looking statements or forward-looking information, except as may be required by law. Full financial statements and securities filings are available on Gryphon's website: www.gryphongold.com and www.sec.gov or www.sedar.com.

All information presented herein has been derived from Gryphon Gold's public disclosure filed with the United States Securities and Exchange Commission and must be read in conjunction therewith. The Borealis Property is described in the technical report (the "technical report" or the "2009 Pre-Feasibility Study") dated September 21, 2009 titled Pre Feasibility Study on the Mineral Resources of the Borealis Gold Project Located in Mineral County, Nevada, U.S.A prepared in accordance with National Instrument 43-101 of the Canadian Securities Administrators ("NI 43-101"). The technical report describes the exploration history, geology and style of gold mineralization at the Borealis property. Disclosure in this presentation of mineral resources is based on the technical report. Details of the quality or grade of each category of mineral resources and key assumptions, parameters and methods used to estimate the mineral resources is included in the technical report. The report also include a description of environmental and permitting matters.

Cautionary Note to U.S. Investors concerning estimates of Reserves and Measured, Indicated and Inferred Resources: This presentation and the Pre-Feasibility Study referenced in this presentation use the terms "proven and probable reserves", "Measured Resources", "Indicated Resources", "Measured & Indicated Resources" and "Inferred Resources" as defined under NI 43-101. *NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosures an issuer in Canada makes of scientific and technical information concerning mineral projects.* We advise U.S. investors that while these terms are defined in and required by Canadian regulations, these terms differ from or are not defined terms under the U.S. Securities and Exchange Commission ("SEC") Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. "Measured Resources", "Indicated Resources", "Measured & Indicated Resources" and "Inferred Resources" are not recognized under SEC Industry Guide 7. "Inferred Resources" have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an "Inferred Resource" will ever be upgraded to a higher category. Under Canadian rules, estimates of "Inferred Resources" may not form the basis of a feasibility study or pre-feasibility study, except in rare cases. The SEC normally only permits issuers to report mineralization that does not constitute SEC Industry Guide 7 compliant "reserves" as in-place tonnage and grade without reference to unit measures. Under SEC Industry Guide 7 standards, a "final" or "bankable" feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate governmental authority. **U.S. investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into SEC Industry Guide 7 reserves.**

ABOUT GRYPHON GOLD: Gryphon Gold is a Nevada-focused gold exploration and potentially a production company. Its principal gold resource, the 1.4 million ounce (measured and indicated) and 1.1 million ounce (inferred) Borealis deposits, is located in the Walker Lane gold belt of western Nevada. The Borealis gold system is one of the largest known volcanic-hosted high-sulphidation gold bearing mineralized systems in Nevada. The Borealis Property is described in a technical report dated September 17, 2009 and titled "NI 43-101 Pre-Feasibility Study of the Mineral Resources of the Borealis Gold Project located in Mineral County, Nevada, U.S.A." This report is prepared in accordance with NI 43-101 and is filed on www.sedar.com. This technical report describes the exploration history, geology, and gold resources at the Borealis Property. Disclosure in this presentation of mineral resources is based on the technical report. Details of the quality or grade of each category of mineral resources and key assumptions, parameters, and methods used to estimate the mineral resources is included in the technical reports. The technical report also includes a description of environmental and permitting matters.

The technical information in this presentation was approved by Mr. Steven Craig, VP of Exploration of Gryphon Gold Corporation, and is a Qualified Person as defined by National Instrument 43-101 of the Canadian Securities Administrators.

This presentation prepared by John K. Key, Manager & Projects of Gryphon Gold Corporations, off: (775) 883-1456, 611 N. Nevada St., Carson City, NV 89703

This presentation reviewed by the following Qualified Person in accordance with National Instrument 43-101 of the Canadian Securities Administrators: Jonathan Brown, C.P.G., MBA, Environmental and Permitting Manager, Telesto Nevada Inc., off: (775) 853-7776, 5490 Longley Lane, Reno, NV 89511

Gryphon Gold Corporation

Introduction

- Gryphon Gold Corporation is a US corporation focused on mine development and gold exploration in Nevada. Gryphon completed its IPO in December of 2005
- There is currently a total of 193,769,882 shares issued and outstanding (GGN:TSX and GYPH:OTC.BB)
- The restart of the Borealis gold mine is the company's top priority.
- Borealis has the necessary operating permits, has completed the required engineering, and has completed the necessary preparation to commence construction upon the completion of financing.
- Current working capital of $10.5M
- First gold sales is expected to be produced within six months after completion of financing.

Gryphon Gold Corporation

The Management Team

Gryphon's experienced and successful management team having built and operated world class mines

John Key (President, CEO, Director) – Project Manager for Teck-Cominco and General Manager at the Red Dog, Polaris and Magmont mines. Graduate mining engineer with 30+ years experience. Successfully completed the $300 million production expansion at Red Dog doubling production and making it the worlds largest zinc mine, producing 1.2 mm tons of zinc concentrate per year.

Matt Fowler (Interim CFO) – AB degree in economics and a Certificate in Accounting, six years of investment, corporate finance and Securities and Exchange Commission accounting experience.

Lisanna Lewis (VP, Secretary, Treasurer) – Formerly Administration and Operations Manager for Danka Canada Inc., Commercial Accounting certificate, Accounting Technician Diploma, Student in the Certified General Accountants of British Columbia.

Steve Craig (VP, Exploration) – Highly experienced exploration geologist in various types of gold systems, copper and molybdenum intrusive systems, and base metal deposits. Craig spent 23 years with Kennecott and another 13 years with junior companies. Co-developed the successful 2007 Borealis drill campaign. Has an M. S. in economic geology.

John K. Key (Manager, Projects) – Has a B.S. in Metallurgical Engineering and an M.S. in Engineering Management. Has over 8+ years experience in mineral processing operations at the Red Dog Concentrator in Alaska and, most recently, at the Asarco Ray Copper Concentrator as the Metallurgical General Supervisor and the Crusher/Concentrator Maintenance Supervisor.

Gryphon Gold Corporation

GRYPHON GOLD
CORPORATION

The Independent Directing Team

The Board of Directors is a seasoned group, very experienced in all aspects of mining totaling over 100 years of mining experience with Teck Cominco, Uranium Resources, PolyMet, Amax Gold and The Doe Run Company

Don Gentry - Retired Professor Emeritus, Dean of Engineering of the Colorado School of Mines and past CEO of PolyMet Mining Corp.

Marvin Kaiser - Former CFO for Ranchers Exploration, Amax Gold and The Doe Run Company. Currently, Mr. Kaiser operates Whippoorwill Consulting, LLC and serves as a director for several public mining/exploration companies including Uranium Resources and as a director for The Southern Illinois University Foundation.

Terence Cryan - Managing director at Paine Webber (Kidder,Peabody) and then served as Senior Managing Director at Bear Stearns & Co. Currently, Mr. Cryan serves as the Managing Director to Concert Energy Partners, LLC and is a Director for Uranium Resources.

Gryphon Gold Corporation

Borealis History

- Borealis was owned and operated in the 1980's by Echo Bay Mines, and produced a total of **600,000 oz. of gold** over a 10 year period
- The mine was closed and reclaimed in 1990 with gold at $383 per ounce[(1)] and subsequently returned to lease holders in 1995
- Under Echo Bay, the mine's production facility was solely focused on mining high grade oxide gold
- The current Proven and Probable reserve (368,800 ounces[(2)]) was not mined by Echo Bay due to implied negative production margins at the then low gold prices
- Potential sulfide gold resource was left unexplored due to limited cost effective technology at the time. Additional known, un-oxidized, gold bearing resources were intentionally not defined at the time
- Current known sulfide resource is 1.34 M ounces of Measured and Indicated[(3)] and is expected to be expanded further

(1) Source: Bloomberg Avg. Price

(2) Proven reserves of 210,800 oz., probable reserves of 158,000 oz., and 406,900 oz. inferred oxide gold resource per the April 2011 April 2011 Technical Report on Mineral Resources of the Borealis Gold Project prepared in accordance with NI 43-101 of the Canadian Securities Administrators. See "Cautionary Note" on Slide 2 of this presentation.

(3) Per April 2011 Technical Report on Mineral Resources of the Borealis Gold Project prepared in accordance with NI 43-101 of the Canadian Securities Administrators. See "Cautionary Note" on Slide 2 of this presentation

Gryphon Gold Corporation

Borealis and the Walker Lane Trend



Independence Trend
Getchell Trend
Carlin Trend
Battle Mountain Eureka Trend
Borealis
Walker Lane
NEVADA MINERAL TRENDS

Gryphon Gold Corporation

Borealis Reserves/Resources[2]

April 25, 2011 Pre-Feasibility

	Tons	Gold Grade (oz./ton)	Gold Oz. Contained
Proven and Probable Gold Reserves[1]	17,197,000	0.021	368,800
Oxide/Mixed Resources[1]			
Measured	29,031,000	0.014	401,900
Indicated	9,028,000	0.018	165,100
Inferred	37,669,000	0.011	406,900
Sulphide Resources			
Measured	6,173,000	0.047	287,800
Indicated	19,893,000	0.053	1,051,900

(1) The Proven and Probable Gold Reserves are included in the Measured and Indicated Oxide and Mixed Oxide Resources listed in this resource table.
(2) See "Cautionary Note" on slide 2 of this presentation

Gryphon Gold Corporation

April 2011 Pre-Feasibility Study

- Canadian Securities Administration NI 43-101 compliant report
- Independent report completed by a Nevada Engineering Firm
- Projected Production
  - 368,800 oz. Gold mined
  - 238,504 oz. Gold recovered
  - 40,000 oz. average annual Gold sales
- Projected Economics ($1200 per ounce Gold)
  - $12,650,000 initial capital
  - 6 year mine life with one year of additional leach
  - $822 per oz. Gold cash operating cost ($476 per oz. Gold for the first 2 years)
  - 344% IRR

Gryphon Gold Corporation

Cash Cost Economics at $1500 Gold

	Year 1	LOM
Ounces Gold produced	46,130	246,966
Total Cash Cost per Gold Ounce	$397.64	$858.99
Net per Gold Ounce	$1,102.36	$641.01
Total Net (millions)	**$50.9**	**$158.3**

Gryphon Gold Corporation

Borealis Phased Start-up

- The "Borealis Phased Start-up" plan is an **engineered approach** to bring the Borealis Oxide Heap Leach Mine, as published in the April 2011 Independent Pre-Feasibility Study, into production in a **phased manner**.
- While total capital required is expected to be in line with the April 2011 Independent Pre-Feasibility Study, the phased approach allows for **early gold production** with a **reduced initial capital** requirement. Revenues are expected to provide financing for the development of the 40,000 Au oz. sales per year heap leach operation.
- For the "Borealis Phased Start-up" to be implemented management **has reconfirmed reserve grades** and has contracted metallurgical test work for the Phase 1 reserves.
- **All major operating permits are in place.**
- Gryphon Gold will commence construction on Phase 1 on June 6, 2011. It is expected that future capital requirements could be financed from operating revenue. A $3M debt obligation is being considered to advance the construction of the ADR and permanent line electrical power.

Gryphon Gold Corporation

Oxide Heap Leach = Opportunity

GRYPHON GOLD CORPORATION

Proven and Probable Reserve = 368,800[1] oz. Au

Inferred Resource = 406,900[1] oz. Au

Full Oxide Heap Leach Production of Project Reserves is expected to:

- Generate Positive Operating Revenue[1]
- Provide the funds[1] for Borealis
  - Oxide reserve expansion
  - Exploration

(1) Per April 2011 Independent Pre-Feasibility Study prepared in accordance with NI 43-101 of the Canadian Securities Administrators. See "Cautionary Note" on Slide 2 of this presentation.

Gryphon Gold Corporation

Production Phase 1

- Construct Leach Pad
- Process Freedom Flats Heap
- Recover Gold and Silver to carbon initially and bullion upon completion of the ADR

Production Phase 2

- Expand Leach Pad
- Mine and Process Borealis Pit Ore
- Recover Gold and Silver to bullion

Gryphon Gold Corporation

Capital Requirements

- Phase 1 - May 2011

Capital Equipment, ADR, and Leach Pad Projected Costs(1)	$7,450,000
Working Capital(1)	$1,552,000
Bonding(1)	$3,000,000
Contingency	$750,000
Phase 1 Subtotal(2)	$12,652,000
Phase 2 - September 2011(1,3,4)	$4,000,000
Full Production (06/2012 - LOM)(1,3,4)	$10,700,000
Total	$27,352,000

(1) Per April 2011 Independent Pre-Feasibility Study prepared in accordance with NI 43-101 of the Canadian Securities Administrators. See "Cautionary Note" on Slide 2 of this presentation.

(2) A $3M debt obligation is being considered to supplement the current working capital to complete the ADR and permanent line electrical power. Additional funding has not been sought or commitments obtained at this time.

(3) To be funded from projected cash flow from operations and/or external funding. No funding has been sought or commitments obtained at this time.

(4) Includes Bonding

Gryphon Gold Corporation

GRYPHON GOLD CORPORATION

Gold Production Plan

	Recoverable[1] Gold Ounces Placed	Gold Ounces Recovered[2]
2011	13,632	8,197
2012	49,970	43,149
2013	40,851	43,166
2014	32,958	37,014
2015	49,013	47,204
2016	41,164	39,792
2017	19,377	28,443
Total	246,965	246,965

(1) Based on recoveries stated in the April 2011 Independent Pre-Feasibility Study prepared in accordance with NI 43-101 of the Canadian Securities Administrators. See "Cautionary Note" on Slide 2 of this presentation.

(2) Time to market from placement is based on a 4 month recovery process for full recovery of recoverable ounces placed.

Gryphon Gold Corporation

Life of Mine Economics ($ Millions)

		$1,100/oz Au	$1,200/oz Au	$1,500/oz Au
	Cash Flow (After Tax)	$25.6	$46.7	$107.2
	IRR	231%	380%	1174%
	Project Payback (months)	13	10	8
	Net Revenue (Less 5% Royalty)	$277.1	$302.4	$378.5
Operating Costs	Mining/Leaching	$112.8	$112.8	$112.8
Operating Costs	Processing	$88.4	$88.4	$88.4
Operating Costs	Mine G&A	$16.1	$16.1	$16.1
	Total Operating Costs	$217.3	$217.3	$217.3
	Operating Margin	$59.8	$85.1	$161.2
Capital	Mining/Leaching/Process	$12.0		
Capital	Owners (Including Closure)	$14.5		
Capital	Contingency	$0.9		
	Total Capital	$27.4		

Gryphon Gold Corporation

Estimated Timeline

- 06/2011 – Initial Pad/Service/Support/ADR Construction
- 08/2011 – Initial Pad Completion Process Releach Ore
- 08/2011 – Process Fluid Return
- 10/2011 – Loaded Carbon Sales
- 11/2011 – Secondary Pad Construction
- 02/2012 – ADR Commissioning start of Borealis Pit Mining
- 02/2012 – Full Production

Gryphon Gold Corporation

The Borealis Property



Exploration Potential

One of the best exploration targets in Nevada

Confirmed by: Past Successful Exploration Drilling, Geophysics, Successful Mining History

The Historically Prolific Walker Lane Gold Belt

Past Success, Identified Targets – Fertile Ground for Discoveries

Gryphon Gold Corporation

23.5 Square Miles of Potential Gold Discoveries

Opportunity to…

- Expand Oxide Proven and Probable Gold Ounces
- Expand Graben sulfide Gold Resource
- Identify new, potentially large, deposits in the unexplored Western Pediments

We believe we have the opportunity to build the sulfide resource to 5+ million oz. of mineable gold.

Gryphon Gold Corporation

Borealis Oxide Gold Targets

- The areas outlined are the prime targets for expanding the oxide gold resource
- All defined areas are on major controlling structures and contain mineralized silicified host rock
- Some targets contain mineralized drill holes that currently define inferred mineralization
- There is currently **368,800[(1)] oz. proven and probable gold reserves**. Exploration potential in this zone is expected to add significant minable oxide gold ounces.



346000
348000
Permit Boundary
Gold Oxide Targets
Freedom Flats Pit
4250000
0 200 400 600 800 m
Scale 1:20000
Gryphon Gold Corporation
Borealis Project, Mineral County
Gold Oxide Targets
N
W
E
S

(1) Per April 2011 Independent Pre-Feasibility Study prepared in accordance with NI 43-101 of the Canadian Securities Administrators. See "Cautionary Note" on Slide 2 of this presentation.

Gryphon Gold Corporation

Main Borealis sulfide Gold Targets

- Graben area exploration
  - Infill drilling
  - Structural extension drilling outside the identified deposit
- Four other Target Areas
  - Drilling below existing pit floors
  - Drilling on structural projections from existing pits

Gryphon Gold Corporation

Gold Resources: Longitudinal View



SECTION LOCATION
Diagrammatic Longitudinal Section
(Looking northeast)
Current infill and step out drilling
Freedom Flats Pit
Graben
Freedom Flats Extension
Borealis & Borealis Extension
Crocodile Ridge
Deep Ore Flats
East Ridge
Goldview
Middle Ridge
Northeast Ridge
8000'
7000'
6000'
5000'
Coal Valley Fm
Alluvial
Sulfide
Bend in Section
Vertical scale 2:1
3,000 feet
13,000 feet

Undefined gold bearing sulfides underlie the oxide gold occurrences – Known sulfide gold mineralization in the low strip ratio Borealis pit will provide access to the Graben through a series of pushbacks – Drill programs will define the low strip ratio resource that extends from Graben to Northeast Ridge.

Gryphon Gold Corporation

Future Western Pediments Gold Targets

- Lucky Boy Target
  - Positive structural and geophysical signatures
  - Drill holes in area show strong sulfide silica alteration
- Sunset Wash Target
  - Similar in size, structure, and signature to Lucky Boy

(Although targets have limited drill intercepts, they are defined by structural controls, multiple geophysical anomalies and favorable geology)

Gryphon Gold Corporation

Western Pediments

- Controlled source audio-frequency magnetotelluric survey (CSAMT) was calibrated over the known Graben resource
- CSAMT results in Graben showed a +90% correlation to drill results
- CSAMT identified 3 new strong anomalies
- Each anomaly is significantly larger and shallower than the Graben
- These targets present the current best opportunity to potentially significantly grow the gold resource, both oxide and sulfide.



CERRO DURO
N
SUNSET WASH
X
W
N
P
LUCKY BOY
CSAMT Line
R
S
T
U
V
GRABEN
Freedom Flats Pit
0
0.5
1.0
mile
© 2008 Tele Atlas

Gryphon Gold Corporation

Conclusion

- Near-term production
- Low start-up cost
- Initial construction financing funds generate cash flow for project completion
- Large, mostly unexplored land base